UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22572

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Destra Multi-Alternative Fund

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(Exact name of registrant as specified in charter)

444 West Lake Street, Suite 1700

Chicago, IL 60606

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(Address of principal executive offices) (Zip code)

Robert A. Watson

C/O Destra Capital Advisors LLC

444 West Lake Street, Suite 1700

Chicago, IL 60606

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(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 843-6161

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Date of fiscal year end: February 29

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Date of reporting period: February 29, 2020

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Item 1. Reports to Stockholders.

Destra Multi-Alternative Fund

Annual Report

February 29, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.destracapital.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank), through the Fund’s transfer agent by calling the Fund toll-free at 844-9DESTRA (933-7872), or if you are a direct investor, by enrolling at www.destracapital.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call toll-free at 844-9DESTRA (933-7872) to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Destra Fund Complex if you invest directly with the Fund.

Dear Shareholders,

Thank you for your investment in the Destra Multi-Alternative Fund.

This Annual Report covers the period from March 1, 2019 to February 29, 2020 (a Leap Year), which is the Fiscal Year for your Fund. The Fiscal Year started March 1, 2019 and was characterized by a strong market for traditional stocks and bonds for the remainder of calendar 2019. 2020 started with very encouraging economic numbers and a market that appeared to be continuing higher. But the end of the Fiscal Year for your Fund ended with markets in free-fall during the last week and half of February, as the unprecedented events surrounding the COVID-19 pandemic originating out of Wuhan, China brought one of the longest economic expansions and concurrent bull markets in history to a crashing halt. This put a disappointing end on what otherwise, was a very positive Fiscal Year period for the Fund.

For the Fiscal Year period your Fund’s Total Return was 1.90% (Class I Shares), which compares favorably to key Alternative benchmarks and industry Peer Groups. In the table below, we show the return of the Fund over the Fiscal Year compared to a range of Alternative Indexes and a representative Peer Group for the Fund.

Returns as of 2/29/2020
Asset Class	Index	1 Year
Destra Fund
MSFIX	Destra Multi-Alternative Fund (Class I)	1.90%
Non-Traditional
Multi-Asset Class	Morningstar Diversified Alternatives TR USD	0.62%
Multi-Asset Class	Morningstar US Fund Multialternative Category	1.30%
REITs	FTSE NAREIT All Equity REITs	7.98%
Mortgage REITs	FTSE NAREIT Mortgage REITs	6.56%
BDCs	Wells Fargo BDC	-0.60%
MLPs	Alerian MLP	-23.46%
Hedge Funds	UBS ETF HFRX Global HF	4.69%
Commodities	Bloomberg Commodity Index	-11.05%

While we are disappointed with the COVID-19 triggered sell off in the last two weeks of the Fiscal Year, we are encouraged by the overall results of the Fund in the reporting period, as it showcases the logic to the Fund’s investment approach and highlights the ability of the Fund to play an important diversification role in a well-designed portfolio.

In the report that follows, you will receive detailed commentary from the portfolio management team at Pinhook (the Fund’s Sub-Adviser) for the Fiscal Year period which will discuss performance, their continued effort to manage and best position the portfolio, as well as their outlook for the rest of calendar 2020 and beyond. We encourage you to read this document carefully, as it is the most detailed assessment of your investment each year and holds important information for you about the organization, management and financial position of your Fund.

Thank you again for your investment in the Fund. We look forward to reporting to you again in the future and hope that you and your family are safe and stay healthy in this extraordinary time.

Sincerely,

Robert A. Watson, CFP®

President

Destra Capital Advisors LLC

Destra Multi-Alternative Fund
Manager’s Commentary (unaudited)

Pinhook Capital Manager Discussion & Analysis

Investment Environment

Last year we noted that Fiscal 2019 was very much a tale of two periods, with the first 10 months featuring macro and monetary headwinds, and the latter two months characterized by strong risk-on and income-oriented tailwinds. For Fiscal 2020 (March 1, 2019 – February 29, 2020), the tale of two periods was reversed, and extreme. For the vast majority of Fiscal 2020, an accommodative Fed, loose global monetary policy, and expectations of an imminent return to economic growth spurred most asset classes upward. Trade war rhetoric sporadically moved markets, and other occasional idiosyncratic or geopolitical tensions caused interim spells of noise that rarely lasted long before markets drove upwards yet again. The net result was a collective head shrugging of sorts and a general rise upward to rich valuations with a widely held view that the positives would far outweigh the negatives, which were seen as manageable and largely in the rear-view mirror. Even early news around the coronavirus (COVID-19) contagion were largely dismissed. It was only in the last days of February 2020 that concerns over a possible global pandemic causing a substantial global economic downturn became more “real” and caused the beginning of a precipitous market and risk-asset selloff that we are still in the grips of as we write this today.

Perhaps the most significant changes during the period were in the fixed income markets. Over our Fiscal 2020, rates across the yield curve plummeted, due to a combination of market expectations of loose monetary policy and lower (or negative) rates overseas. The 3-month declined by 48.2%, the 2-year by 65.9%, and the 10-year by 58.6%. We had three separate bouts of an inverted yield curve, historically a foreboding indicator of a future recession, there has been great debate over whether the recent intensive monetary stimulus and low global rates has caused this data point to be less accurate of a prognosticator in today’s environment. Most importantly, there were significant periods of complete dislocation in public pricing that were caused by forced liquidations (almost at any price) both from adjustments to risk models and from ETFs and hedge funds that were shutting down.

The volatility and steep declines in rates caused a great deal of interim noise amongst alternative asset classes, particularly yield-oriented ones. However, it was the late-period selloff that diminished strong performance in several categories, and exacerbated disparity amongst others. Public REITs nearly kept up with equity markets, but it was very much a secular story of the have’s and have not’s. Hedge Funds and diversified alternatives generally finished slightly positive. While lower rates were an important tailwind for BDCs and other high yield debt securities, recent concerns over leverage and liquidity in pared much or all of their previously significant gains, as BDCs finished slightly negative for the period. MLPs and other energy-related securities were a consistent underperformer across the year, a fact only worsened by an extreme selloff in energy markets during 2020 as an oil price war took hold. Given that higher volatility has historically been a positive for hedge funds, yet forced deleveraging has handcuffed many, it will be interesting to see how they perform going forward.

Performance Discussion

For the fiscal year ended February 29, 2020, the Fund returned 1.90% on a total return basis. For context as it relates to late-period volatility — this performance number was more than 5.29% for the 10-month period through December 31, 2019 (and just above 9.61% for calendar 2019).

We continued to make substantial progress positioning the Fund portfolio for long-term success. Last year featured milestone progress in our disciplined efforts to streamline while increasing the Fund’s allocations to superior institutional investments. Perhaps more importantly, we also saw more significant positive impact from this transition on overall Fund performance. With the high-end illiquid institutional investments now representing the majority of the Fund’s illiquid portfolio, the accretive nature of those return streams tangibly outweighed a few remaining legacy investment declines. We believe the efforts we have made, and continue to make, on this front will continue to meaningfully benefit performance going forward.

Due to the unique multi-asset nature of the Fund, there are limited comparable indices from which to compare performance; however, we believe that the Morningstar Diversified Alternative Total Return Index (MDATR) and Morningstar US Multialternative Category (MUMAC) are the most relevant at this time. During the fiscal year ended February 29, 2020, the MDATR Index returned 0.62%, and the MUMAC Category was up 1.30%. The Fund slightly outperformed both the Index and category during the Fiscal year, and during longer-term periods the Fund has considerably outperformed both the MDATR index and the MUMAC category.

It is worth noting that as with most alternative investment strategies, a major objective of the Fund is to reduce volatility relative to traditional asset classes; therefore, we believe performance comparisons must include risk-adjusted performance metrics and not just absolute and relative returns. From a risk-adjusted basis using metrics such as the Sharpe and Sortino Ratios, the Fund has outperformed both MDATR and MUMAC by even more significant extents on both a near-term and long-term basis.

Destra Multi-Alternative Fund
Manager’s Commentary (unaudited) (continued)

Portfolio Activity

We have previously spoken in depth about the transition of assets towards institutional products, resulting in a higher quality, more sustainable portfolio going forward. This year, there was another important theme underlying many of the allocation decisions and changes we have been making: that of recession resistance and inefficient or niche opportunity discovery.

We spend a great deal of time understanding what arenas we expect to have the highest likelihood of success over the next 5+ years, as this is an essential part of ensuring long-term outperformance when investing in illiquid securities. Certain market trends and expectations specifically caught our attention within the aging economic cycle. There were two particular theses that we focused on within this theme. The first was turning the portfolio away from arenas where there was minimal future upside and less defensibility in a stagnant or down-turning economy. The second was then defining and targeting areas where market inefficiencies still existed, allowing for outsized return generation going forward and/or less vulnerability to possible economic environments.

Specifically, this involved trimming certain real estate sector exposures where stabilized core assets were trading at historically low cap rates with little room for significant upside from here. We repurposed this capital towards sectors that should act more defensively without sacrificing return potential. An example of this would be the multifamily residential sector, and notably low-income housing within that. This is a highly defensive sub-sector, with a strong perpetual demand story due to unbalanced supply and demand, that should see far less detrimental effects from economic stagnancy or downturn on a relative basis. Through thoughtful exploration of this niche space, we were able to identify inefficient pricing and implement exposure at extremely attractive levels via an investment in Preservation REIT. We also continued to increase our exposure in the cannabis-related real estate arena, increasing the Treehouse REIT allocation and expanding into a new more industrial-focused opportunity in GreenAcreage REIT. It is important to note that our investments are not “cannabis investments” per se — they merely own and rent the hard-asset real estate to tenants. This is another niche real estate category where substantial inefficiencies exist due to the immaturity of the industry, allowing for extraordinary asset acquisition terms, where demand should remain relatively insensitive to an economic downturn.

Another example of where changing market conditions caused us to tweak how we allocated new capital was in the private equity space where the Fund was already underweight. Due to the rapidly increasing amount of capital being targeted towards private equity assets over the last several years, as well as the expanding valuation levels for both public and private equities, competition for deal flow had pushed up acquisition multiples and, in our opinion, were likely to push down future returns. Instead of adding to such an already crowded space, we focused specifically on early and seed stage venture capital opportunities. The smaller, niche opportunity sets featured less institutional crowding, and significant competitive advantages via deal flow, access, and sourcing. Longley Ventures provided a uniquely attractive entry point, focusing primarily on the Southern California early-stage startup community that had largely been ignored by the larger capital providers and where local relationships create a sustainable competitive advantage.

These incremental moves along with continued capital calls from existing institutional investments should position the Fund to best perform in the years to come with reduced exposure to an economic downturn over time. While much of these developments are inherently long-term in nature and could take multiple quarters or even years to have a meaningful impact, we have also been pleased that some investments also added to performance almost immediately. The Treehouse REIT and Preservation REIT investments noted above have already been performing above expectations, and were actually the top two individual contributors during the fiscal year from a dollar attribution basis — a major accomplishment given our investment horizon for these investments.

Perspective & Outlook

As we head into the last 3 quarters of calendar 2020, we are faced with an environment clouded by unknowns. The COVID-19 pandemic has caused tumult in nearly all markets, with frenetic selling pressure gripping fixed income and alternative investments as well. This has caused significant dislocations between pricing and valuations. The extent of future changes to valuations, as well as the depth or continuation of such pricing dislocations, is wholly contingent on the overall effect of this pandemic on the future of the global economy. In fact, the odds are that in the time between the crafting and the actual publication of this letter, there will be “new news” that may impact alternative investments and their outlook.

While we will not pretend to know what the future holds in that regard (nor can anyone), what we can assure you is that we intend to continue to manage the Fund in the same fashion that we have been — with a focus on risk management and disciplined investing. The active management decisions we have been making for some time in anticipation of an economic downturn will prove their value, with some already meaningfully doing so. We will continue to adjust and enhance the portfolio as necessary to best weather future economic turbulence, as well as position it to meaningfully take advantage of the attractive opportunities that we expect will inevitably present themselves in the days to come.

Destra Multi-Alternative Fund
Performance and Graphical Illustration
February 29, 2020 (unaudited)
Average Annual Total Return for the period ended February 29, 2020
				Inception Date: March 16, 2012	Inception Date: July 2, 2014
Share Class	1 Year	3 year Average Annual	5 year Average Annual	Since Inception Average Annual	Since Inception Average Annual
Class A at NAV	1.59%	-0.18%	0.98%	3.79%	—
Class A with Load	-4.25%	-2.14%	-0.21%	3.06%	—
Class C	0.88%	-0.92%	0.24%	—	0.57%
Class I	1.90%	0.02%	1.34%	—	1.60%
Class T at NAV	1.10%	-0.70%	0.49%	—	0.83%
Class T with Load	-0.91%	-1.37%	-0.28%	—	0.15%
Bloomberg Barclays U.S. Aggregate Bond Index	11.68%	5.01%	3.58%	3.40%	3.81%
S&P 500 Total Return Index	8.19%	9.87%	9.23%	12.10%	9.59%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Please read the Fund’s Prospectus, including the description of the Fund’s repurchase policy carefully before investing. For performance information current to the most recent month-end, please call the Fund at 1-844-9DESTRA (933-7873). Class A and Class T shares of the Fund have a maximum sales charge of 5.75% and 3.00%, respectively. Cass C and Class I are not subject to a sales load.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities). Investors cannot invest directly in an index or benchmark.

The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

Growth of an Assumed $10,000 Investment

Value as of 2/29/20
Destra Multi-Alternative Fund Class A - with load
S&P 500 Total Return Index
Bloomberg Barclays U.S. Aggregate Bond Index
Destra Multi-Alternative Fund - Class A without load
$26,500
$24,000
$21,500
$19,000
$16,500
$14,000
$11,500
$9,000
$24,820
$13,446
$13,050
$12,709
Feb-12
Aug-12
Feb-13
Aug-13
Feb-14
Aug-14
Feb-15
Aug-15
Feb-16
Aug-16
Feb-17
Aug-17
Feb-18
Aug-18
Feb-19
Aug-19
Feb-20

This graph illustrates the hypothetical investment of $10,000 in the Fund, Class A, from March 16, 2012 to February 29, 2020. The Average Annual and Cumulative Total Return table and Growth of Assumed $10,000 Investment graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Destra Multi-Alternative Fund
Schedule of Investments
As of February 29, 2020
Shares	Security	Value
	COMMON STOCKS – 10.8%
	LISTED BUSINESS DEVELOPMENT COMPANIES – 9.1%
40,000	Ares Capital Corp.	$687,600
24,505	Golub Capital BDC, Inc.	408,253
81,142	Hercules Capital, Inc.(1)	1,071,074
595,655	Owl Rock Capital Corp.(2)	9,071,826
50,000	WhiteHorse Finance, Inc.	628,500
		11,867,253

	PIPELINES – 1.4%
34,363	CrossAmerica Partners LP	579,360
33,500	Delek Logistics Partners LP	719,915
110,000	Golar LNG Partners LP	467,500
		1,766,775

	PRIVATE EQUITY – 0.3%
7,000	Icahn Enterprises LP	439,110
	TOTAL COMMON STOCKS (Cost $15,140,986)	14,073,138

	RIGHTS – 0.4%
	PHARMACEUTICALS – 0.4%
145,000	Bristol-Myers Squibb Co. CVR(3)	485,750
	TOTAL RIGHTS (Cost $334,925)	485,750

	REAL ESTATE INVESTMENT TRUSTS – 49.4%
	LISTED REAL ESTATE INVESTMENT TRUSTS – 2.9%
40,800	American Campus Communities, Inc.(1)	1,772,352
44,100	Granite Point Mortgage Trust, Inc.	724,122
23,000	QTS Realty Trust, Inc.	1,291,910
	TOTAL LISTED REAL ESTATE INVESTMENT TRUSTS	3,788,384

	NON-LISTED REAL ESTATE INVESTMENT TRUSTS – 14.1%
290,378	Healthcare Trust, Inc.(2)	4,478,059
456,540	Hospitality Investor Trust, Inc.(2)(3)	3,447,843
764,346	N1 Liquidating Trust(2)(3)	183,443
1,081,081	NorthStar Healthcare Income, Inc.(2)(3)	6,672,169
383,031	Steadfast Income REIT, Inc.(2)	3,525,325
	TOTAL NON-LISTED REAL ESTATE INVESTMENT TRUSTS	18,306,839

	PRIVATE REAL ESTATE INVESTMENT TRUSTS – 32.4%
5,924	Clarion Lion Industrial Trust(2)	12,610,111
275,000	GreenAcreage Real Estate Corp.(2)(3)	5,500,000
159	Preservation REIT 1, Inc.(2)	6,868,058
Shares	Security	Value
	REAL ESTATE INVESTMENT TRUSTS (continued)
	PRIVATE REAL ESTATE INVESTMENT TRUSTS (continued)
715,000	Treehouse Real Estate Investment Trust, Inc.(2)	$17,160,000
	TOTAL PRIVATE REAL ESTATE INVESTMENT TRUSTS	42,138,169

	TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $60,479,052)	64,233,392

	NON-LISTED BUSINESS DEVELOPMENT COMPANIES – 0.7%
116,300	Cion Investment Corp.(2)	955,984
	TOTAL NON-LISTED BUSINESS DEVELOPMENT COMPANIES (Cost $1,121,828)	955,984

	PRIVATE INVESTMENT FUNDS – 38.5%
	AIM Infrastructure MLP Fund II, LP.(2)	4,791,109
	Arboretum Core Asset Fund, L.P.(2)	2,553,010
	Canyon CLO Fund II L.P.(2)(3)	3,714,352
	Clarion Lion Properties Fund(2)	6,936,161
	Levine Leichtman Capital Partners VI, LP(2)	3,493,152
	Longley Partners Ventures, L.P.(2)(3)	4,692,178
	Mosaic Real Estate Credit, LLC(2)	10,321,032
	Ovation Alternative Income Fund(2)	7,466,888
	Stepstone Capital Partners IV, L.P.(2)(3)	6,004,149
	TOTAL PRIVATE INVESTMENT FUNDS (Cost $48,057,901)	49,972,031

	CLOSED-END FUNDS – 8.6%
92,641	Apollo Tactical Income Fund, Inc.	1,347,926
109,949	BlackRock Debt Strategies Fund, Inc.(1)	1,162,161
114,153	BlackRock Multi-Sector Income Trust	1,773,938
58,623	Blackstone/GSO Long-Short Credit Income Fund	855,310
88,000	Brookfield Real Assets Income Fund, Inc.(1)	1,772,320
98,042	DoubleLine Income Solutions Fund	1,828,483
37,800	First Trust Intermediate Duration Preferred & Income Fund(1)	850,500
30,274	John Hancock Premium Dividend Fund	451,688
78,964	Western Asset Emerging Markets Debt Fund, Inc.(1)	1,086,545
	TOTAL CLOSED-END FUNDS (Cost $12,097,739)	11,128,871

See accompanying Notes to Financial Statements.

Destra Multi-Alternative Fund
Schedule of Investments (continued)
As of February 29, 2020
Shares	Security	Value
	HEDGE FUND – 16.9%
	Collins Master Access Fund, LLC(2)(3)	$22,009,984
	TOTAL HEDGE FUNDS (Cost $18,613,900)	22,009,984

	SHORT-TERM INVESTMENTS – 1.4%
	MONEY MARKET FUND – 1.4%
1,762,977	Fidelity Investments Money Market Funds – Government Portfolio, Class I, 1.45%(1)(4)	1,762,977
	TOTAL SHORT-TERM INVESTMENTS (Cost $1,762,977)	1,762,977

	TOTAL INVESTMENTS – 126.7% (Cost $157,609,308)	164,622,127
	Liabilities in Excess of Other Assets – (26.7)%	(34,724,345)
	TOTAL NET ASSETS – 100.0%	$129,897,782

	COMMON STOCKS SOLD SHORT – (2.1)%
	LEISURE TIME – (1.4)%
(69,000)	Peloton Interactive, Inc., Class A	(1,841,610)
	SEMICONDUCTORS – (0.7)%
(16,000)	Applied Materials, Inc.	(929,920)
	TOTAL COMMON STOCKS SOLD SHORT (Proceeds $(2,747,858))	(2,771,530)

	EXCHANGE-TRADED FUNDS SOLD SHORT – (0.4)%
(6,500)	ProShares UltraPro QQQ	(500,500)
	TOTAL EXCHANGE-TRADED FUNDS SOLD SHORT (Proceeds $(445,038))	(500,500)
	TOTAL SECURITIES SOLD SHORT (Proceeds $(3,192,896))	$(3,272,030)

1      All or a portion of this security is segregated as collateral for securities sold short.

2      Restricted investments as to resale.

3      Non-income producing security.

4      The rate is the annualized seven-day yield as of February 29, 2020.

BDC — Business Development Company

LP — Limited Partnership

CVR — Contingent Value Right

REIT — Real Estate Investment Trusts

LLC — Limited Liability Company

See accompanying Notes to Financial Statements.

Destra Multi-Alternative Fund
Summary of Investments
As of February 29, 2020
Percent of Net Assets
Real Estate Investment Trusts
Private Real Estate Investment Trusts	32.4%
Non-Listed Real Estate Investment Trusts	14.1%
Listed Real Estate Investment Trusts	2.9%
Private Investment Funds	38.5%
Hedge Fund	16.9%
Common Stocks
Listed Business Development Companies	9.1%
Pipelines	1.4%
Private Equity	0.3%
Closed-End Funds	8.6%
Short-Term Investments	1.4%
Non-Listed Business Development Companies	0.7%
Rights
Pharmaceuticals	0.4%
Liabilities in Excess of Other Assets	(26.7)%
Net Assets	100.0%
Exchange-Traded Funds Sold Short	(0.4)%
Common Stocks Sold Short
Semiconductors	(0.7)%
Leisure Time	(1.4)%

See accompanying Notes to Financial Statements.

Destra Multi-Alternative Fund
Statement of Assets and Liabilities
As of February 29, 2020
Assets:
Investments, at value (cost $157,609,308)	$164,622,127
Receivables:
Dividends	376,953
Investments sold	106,172
Fund shares sold	1,329
Prepaid expenses	44,013
Other assets	628
Total assets	165,151,222
Liabilities:
Securities sold short, at value (proceeds $3,192,896)	3,272,030
Credit facility (see note 8)	29,300,000
Due to custodian	1,223,526
Payables:
Investment purchased	1,151,725
Interest payable	100,124
Management fees payable (see note 3)	75,241
Transfer agent fees and expenses	48,133
Accounting and administrative fees	20,803
Shareholder servicing fees	19,503
Trustee fees	12,019
Distribution fees	9,016
Professional fees	6,972
Custody fees	4,580
Chief compliance officer fees	2,083
Accrued other expenses	7,685
Total liabilities	35,253,440
Net assets	$129,897,782
Net assets consist of:
Paid-in capital (unlimited shares authorized at $0.001 par value common stock)	$122,704,132
Total distributable earnings	7,193,650
Net assets	$129,897,782
Net assets:
Class I	$35,208,375
Class A	78,758,216
Class C	11,965,574
Class T#	3,965,617
Shares outstanding:
Class I	2,657,031
Class A	6,052,949
Class C	956,050
Class T#	312,746
Net asset value per share:*
Class I	$13.25
Class A	13.01
Maximum offering price per share(1)	13.80
Class C	12.52
Class T#	12.68
Maximum offering price per share(2)	13.07

*  The Net Asset Value for each class will differ due primarily to the allocation of class specific expenses, such as distribution fees and shareholder servicing fees.

#     As of July 1, 2019, the Fund redesignated its issued and outstanding Class L Shares as Class T Shares.

1      Include a sales charge of 5.75%.

2      Include a sales charge of 3.00%.

See accompanying Notes to Financial Statements.

Destra Multi-Alternative Fund
Statement of Operations
Year Ended February 29, 2020
Investment income:
Dividend income(1)	$6,292,525
Interest income	85,079
Total investment income	6,377,604
Expenses:
Management fees (see note 3)	1,953,381
Interest expense	1,258,110
Professional fees	311,746
Accounting and administrative fees	222,415
Transfer agent fees and expenses	188,071
Shareholder reporting fees	112,118
Trustee fees	54,687
Registration fees	54,414
Chief financial officer fees	48,000
Chief compliance officer fees	40,374
Custody fees	28,416
Insurance expense	15,839
Distribution fees Class C (see note 3)	107,404
Distribution fees Class T# (see note 3)	22,823
Shareholder servicing fees Class C (see note 3)	35,801
Shareholder servicing fees Class A (see note 3)	243,472
Shareholder servicing fees Class T# (see note 3)	11,412
Other expenses	22,008
Total expenses:	4,730,491
Expenses waived from adviser (see note 3)	(592,247)
Net expenses	4,138,244
Net investment income	2,239,360
Net realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	8,773,384
Capital gains distributions	1,030
Purchased options	(157,136)
Securities sold short	(593,148)
Total net realized gain	8,024,130
Net change in unrealized depreciation on:
Investments	(7,441,773)
Securities sold short	(79,134)
Total net change in unrealized depreciation	(7,520,907)
Net realized and unrealized gain	503,223
Net increase in net assets resulting from operations	$2,742,583

#      As of July 1, 2019, the Fund redesignated its issued and outstanding Class L Shares as Class T Shares.

1      Net of foreign withholding taxes of $1,491.

See accompanying Notes to Financial Statements.

Destra Multi-Alternative Fund
Statements of Changes in Net Assets

	Year Ended February 29, 2020	Year Ended February 28, 2019
Increase (decrease) in net assets resulting from operations
Net investment income	$2,239,360	$3,577,454
Net realized gain (loss)	8,024,130	(6,575,759)
Net change in unrealized appreciation (depreciation)	(7,520,907)	2,920,497
Net increase (decrease) in net assets resulting from operations	2,742,583	(77,808)
Distributions to shareholders:
Class I	(161,276)	(20,369)
Class A	(529,118)	(534,638)
Class C	(78,054)	(90,458)
Class T#	(25,046)	(23,785)
Total distributions to shareholders	(793,494)	(669,250)
Return of capital to shareholders
Class I	(1,585,742)	(608,511)
Class A	(5,202,526)	(7,383,979)
Class C	(767,468)	(1,162,373)
Class T#	(246,265)	(313,618)
Total return of capital to shareholders	(7,802,001)	(9,468,481)
Capital transactions:
Proceeds from shares sold:
Class I	19,415,616	16,756,790
Class A	953,970	3,970,120
Class C	1,180,343	1,307,718
Class T#	94,193	134,721
Reinvestment of distributions:
Class I	710,046	250,790
Class A	2,835,820	4,140,233
Class C	467,570	711,966
Class T#	131,391	177,046
Cost of shares repurchased:
Class I	(2,332,574)	(2,854,486)
Class A	(35,417,751)	(36,830,028)
Class C	(5,481,057)	(8,737,854)
Class T#	(903,192)	(1,683,242)
Net decrease in net assets from capital transactions	(18,345,625)	(22,656,226)
Total decrease in net assets	(24,198,537)	(32,871,765)
Net assets:
Beginning of year	154,096,319	186,968,084
End of year	$129,897,782	$154,096,319

See accompanying Notes to Financial Statements.

Destra Multi-Alternative Fund
Statements of Changes in Net Assets (continued)

	Year Ended February 29, 2020	Year Ended February 28, 2019
Capital share transactions:
Shares sold:
Class I	1,407,072	1,178,312
Class A	70,396	279,209
Class C	89,952	93,295
Class T#	7,057	9,752
Shares reinvested:
Class I	51,739	17,804
Class A	209,996	293,832
Class C	35,871	51,938
Class T#	9,960	12,798
Shares repurchased:
Class I	(168,431)	(197,947)
Class A	(2,605,157)	(2,608,886)
Class C	(418,204)	(638,321)
Class T#	(68,103)	(121,152)
Net decrease from capital share transactions	(1,377,852)	(1,629,366)

#     As of July 1, 2019, the Fund redesignated its issued and outstanding Class L Shares as Class T Shares.

See accompanying Notes to Financial Statements.

Destra Multi-Alternative Fund
Statement of Cash Flows
Year Ended February 29, 2020
Cash flows from operating activities:
Net increase in net assets from operations	$2,742,583
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of investments	(157,742,146)
Proceeds from redemptions, sales, or other dispositions of investments(1)	174,654,266
Net realized (gain) loss on:
Investments	(8,773,384)
Capital gains distributions	(1,030)
Purchased options	157,136
Securities sold short	593,148
Net change in unrealized (appreciation) depreciation on:
Investments	7,441,773
Securities sold short	79,134
Change in operating assets and liabilities:
Receivables:
Investments sold	(106,172)
Interest	1,691
Dividends	109,821
Prepaid expenses	(1,783)
Payables:
Investments purchased	1,151,725
Management fees payable	(63,025)
Custody fees	2,952
Accounting and administration fees	1,797
Professional fees	6,972
Transfer agent fees and expenses	48,133
Trustee Fees	12,019
Chief compliance officer fees	2,083
Distribution fees	(2,736)
Shareholder servicing fees	(6,647)
Interest payable	(59,495)
Accrued other expenses	(50,401)
Net cash provided by operating activities	20,198,414
Cash flows from financing activities:
Advances from credit facility	41,000,000
Repayments on credit facility	(35,500,000)
Proceeds from shares sold	21,663,302
Payments for shares repurchased	(44,134,574)
Cash distributions paid, net of reinvestments	(4,450,668)
Net cash used in financing activities	(21,421,940)
Net change in cash and cash equivalents	(1,223,526)
Cash and cash equivalents at beginning of year	—
Cash and cash equivalents at end of year	$(1,223,526)
Supplemental schedule of cash activity:
Interest expense on borrowings	$1,258,110
Supplemental schedule of non-cash activity:
Reinvestment of distributions	$4,144,827

1      Inclusive of securities sold short.

See accompanying Notes to Financial Statements.

Destra Multi-Alternative Fund
Financial Highlights
For a share of common stock outstanding throughout the periods indicated
Period ending February 29,	Net asset value, beginning of period	Net investment income(1)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Distributions to shareholders from return of capital	Total distributions	Net asset value, end of period	Total return(2)	Gross expenses(3)	Net expenses(3)	Net investment income(4)	Net assets, end of period (in thousands)	Portfolio turnover rate
Class I
2020	$13.81	$0.25	$0.02	$0.27	$(0.08)	$—	$(0.75)	$(0.83)	$13.25	1.90%	2.98%	2.57%	1.78%	$35,208	42%
2019	14.64	0.18	(0.15)	0.03	(0.05)	—	(0.81)	(0.86)	13.81	0.17	2.37	2.18	1.25	18,879	19
2018	15.86	0.25	(0.54)	(0.29)	(0.23)	—	(0.70)	(0.93)	14.64	(2.39)	1.79	1.57	1.64	5,395	27
2017	15.24	0.42	1.15	1.57	(0.30)	—	(0.65)	(0.95)	15.86	10.52	1.39	1.39	2.67	3,820	13
2016	16.75	0.48	(1.03)	(0.55)	(0.40)	—	(0.56)	(0.96)	15.24	(3.37)	1.33	1.33	3.09	7,806	21
Class A
2020	13.60	0.22	0.01	0.23	(0.08)	—	(0.74)	(0.82)	13.01	1.59	3.23	2.82	1.60	78,758	42
2019	14.45	0.32	(0.32)	—	(0.05)	—	(0.80)	(0.85)	13.60	(0.05)	2.56	2.37	2.25	113,921	19
2018	15.67	0.22	(0.52)	(0.30)	(0.23)	—	(0.69)	(0.92)	14.45	(2.56)	1.99	1.80	1.42	150,428	27
2017	15.20	0.35	1.06	1.41	(0.29)	—	(0.65)	(0.94)	15.67	9.48	1.66	1.66	2.25	168,232	13
2016	16.74	0.46	(1.04)	(0.58)	(0.40)	—	(0.56)	(0.96)	15.20	(3.57)	1.58	1.58	2.87	157,986	21
Class C
2020	13.18	0.11	0.01	0.12	(0.07)	—	(0.71)	(0.78)	12.52	0.88	3.98	3.57	0.85	11,966	42
2019	14.11	0.22	(0.33)	(0.11)	(0.05)	—	(0.77)	(0.82)	13.18	(0.80)	3.31	3.12	1.58	16,451	19
2018	15.42	0.10	(0.51)	(0.41)	(0.22)	—	(0.68)	(0.90)	14.11	(3.32)	2.75	2.55	0.68	24,575	27
2017	15.06	0.23	1.06	1.29	(0.28)	—	(0.65)	(0.93)	15.42	8.73	2.40	2.40	1.48	24,585	13
2016	16.71	0.33	(1.03)	(0.70)	(0.39)	—	(0.56)	(0.95)	15.06	(4.28)	2.33	2.33	2.12	19,046	21
Class T#
2020	13.32	0.14	0.01	0.15	(0.07)	—	(0.72)	(0.79)	12.68	1.10	3.73	3.32	1.09	3,966	42
2019	14.21	0.25	(0.31)	(0.06)	(0.05)	—	(0.78)	(0.83)	13.32	(0.46)	3.06	2.87	1.78	4,845	19
2018	15.51	0.14	(0.53)	(0.39)	(0.23)	—	(0.68)	(0.91)	14.21	(3.13)	2.46	2.28	0.90	6,570	27
2017	15.11	0.27	1.06	1.33	(0.28)	—	(0.65)	(0.93)	15.51	9.01	2.16	2.16	1.77	9,192	13
2016	16.72	0.37	(1.03)	(0.66)	(0.39)	—	(0.56)	(0.95)	15.11	(4.03)	2.08	2.08	2.37	9,143	21

#     As of July 1, 2019, the Fund redesignated its issued and outstanding Class L Shares as Class T Shares.

1      Based on average shares outstanding during the period.

2      Based on the net asset value as of period end. Assumes an investment at net asset value at the beginning of the period, reinvestment of all distributions during the period and does not include payment of the maximum sales charge. The return would have been lower if certain expenses had not been waived or reimbursed by the investment adviser.

See accompanying Notes to Financial Statements.

Destra Multi-Alternative Fund
Financial Highlights (continued)
For a share of common stock outstanding throughout the periods indicated

3      Percentages shown include interest expense. Gross and net expense ratios, respectively, excluding interest expense are as follows:

	Gross Expenses	Net Expenses
Class I
2020	2.11%	1.70%
2019	1.89	1.70
2018	1.76	1.55
2017	1.29	1.29
2016	1.24	1.24
Class A
2020	2.36	1.95
2019	2.14	1.95
2018	1.96	1.77
2017	1.57	1.57
2016	1.49	1.49
Class C
2020	3.11	2.70
2019	2.89	2.70
2018	2.72	2.53
2017	2.33	2.33
2016	2.24	2.24
Class T#
2020	2.86	2.45
2019	2.64	2.45
2018	2.43	2.26
2017	2.07	2.07
2016	1.99	1.99

4      The contractual fee and expense waiver is reflected in both the net expense and net investment income (loss) ratios (see Note 3)

See accompanying Notes to Financial Statements.

Destra Multi-Alternative Fund
Notes to Financial Statements
February 29, 2020

1. Organization

Destra Multi-Alternative Fund (“the Fund”), formerly known as Multi-Strategy Growth & Income Fund, was organized as a Delaware statutory trust on June 3, 2011, is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), and is a non-diversified, closed-end management investment company that operates as an interval fund with a continuous offering of Fund shares.

The Fund currently offers Class A, Class C, Class I and Class T shares. As of July 1, 2019, the Fund redesignated its issued and outstanding Class L Shares as Class T Shares. Class A shares commenced operations on March 16, 2012; Class C, Class I and Class T shares commenced operations on July 2, 2014. Class A and Class T shares are offered at net asset value (“NAV”) plus a maximum sales charge of 5.75% and 3.00%, respectively. Class C and Class I shares are offered at NAV. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class-specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

The Fund’s investment adviser is Destra Capital Advisors LLC (the “Adviser”), the Fund’s sub-adviser is Pinhook Capital, LLC (f/k/a LCM Investment Management, LLC) (the “Sub-Adviser” and together with the Adviser are referred to herein as the “Advisers”).

The investment objective of the Fund is to seek returns from capital appreciation and income with an emphasis on income generation. The Fund pursues its investment objective by investing primarily in the income-producing securities of real estate investment trusts (“REITs”) and alternative investment funds, as well as common stocks and structured notes, notes, bonds and asset-backed securities.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services — Investment Companies” including FASB Accounting Standard Update “ASU” 2013-08.

Security Valuation — Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean of the closing bid and asked prices on the day of valuation. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Adviser, those securities will be valued at “fair value” as determined in good faith by the Fair Valuation Committee using procedures adopted by and under the supervision of the Fund’s Board of Trustees (the “Board”). There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is inaccurate.

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but would not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality. Calls with the management teams of these securities are completed to gain further insight that might not be as evident through the reading of published reports or filings.

Destra Multi-Alternative Fund
Notes to Financial Statements
February 29, 2020 (continued)

Often, significant back-testing or historical data analysis is employed to gain increased, tangible perspective into ways to enhance the accuracy of either existing, or potentially new fair valuation approaches. This also ensures that recent enhancements or additional methodologies are leading to more accurate valuations.

Ongoing “logic checks” and evaluations of underlying portfolios are used to identify potential disconnects between current methodologies and expected results.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Fund invests in some securities which are not traded and the Fair Valuation Committee has established a methodology for the fair valuation of each type of security. Non-listed REITs that are in the public offering period (or start-up phase) are valued at cost according to the Fair Valuation Committee’s fair valuation methodology unless the REIT issues an updated valuation. The Fund generally purchases REITs at NAV or without a commission. However, startup REITs amortize a significant portion of their start-up costs and therefore, potentially carry additional risks that may impact valuation should the REIT be unable to raise sufficient capital and execute their business plan. As such, start-up REITs pose a greater risk than seasoned REITs because if they encounter going concern issues, they may see significant deviation in value from the fair value, cost basis approach as represented. Management is not aware of any information which would cause a change in cost basis valuation methodology currently being utilized for non-traded REITs in their offering period. Non-traded REITs that are in their offering period are generally categorized as Level 3 in the fair value hierarchy. Once a REIT closes to new investors, the Fund values the security based on the movement of an appropriate market index or a similar security that is publicly traded until the REIT issues an updated market valuation. Non-traded REITs that have closed to new investors are generally categorized in Level 2 of the fair value hierarchy, due to the significance of the effect of the application of the movement of the market index on the overall fair valuation of the REIT. Other non-traded private investments are monitored for any independent audits of the investment or impairments reported on the potential value of the investment.

Valuation of Fund of Funds — The Fund may invest in funds of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value using the methods established by the board of directors of the Underlying Funds. Open-end funds are valued at their NAV per share and closed-end funds that trade on an exchange are valued as described under security valuation.

For non-traded private investments, including private real estate investment trusts, non-traded partnership funds, non-listed business development companies and hedge funds, that are themselves treated as investment companies under GAAP, the Fund follows the guidance in GAAP that allows, as practical expedient, the Fund to value such investments at their reported NAV per share (or if not unitized, at an equivalent percentage of the capital of the investee entity). Such investments typically provide an updated NAV or its equivalent on a quarterly basis. The Fair Valuation Committee meets frequently to discuss the fair valuation methodology and will adjust the value of a security if there is a public update to such valuation.

Non-listed business development companies provide quarterly fair value pricing which is used as an indicator of the valuation for the Fund. If the value significantly fluctuates, the Adviser will provide an updated price. If a significant event occurs that causes a large change in price, the Fair Valuation Committee will call a meeting to evaluate the fair value.

Hedge funds provide monthly fair value pricing which is used as an indicator of the valuation for the Fund. The Fund values the security based on the movement of an appropriate market index or a similar security that is publicly traded until the hedge fund issues an updated market valuation.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

•       Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

•       Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Destra Multi-Alternative Fund
Notes to Financial Statements
February 29, 2020 (continued)

•       Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value of a security may fall into different levels (Level 1, Level 2 or Level 3) of the fair value hierarchy. In such cases, for disclosure purposes, the level within which the fair value measurement falls, in its entirety, is determined based on the lowest level input that is significant in its entirety to the fair value measurement.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of February 29, 2020 for the Fund’s assets and liabilities measured at fair value:

Assets*
Investments:	Practical Expedient(1)	Level 1	Level 2	Level 3	Total
Common Stocks	$—	$14,073,138	$—	$—	$14,073,138
Rights		485,750			485,750
Real Estate Investment Trusts	19,478,169	3,788,384	40,966,839	—	64,233,392
Non-Listed Business Development Companies	955,984	—	—	—	955,984
Private Investment Funds	49,972,031	—	—	—	49,972,031
Closed-End Funds	—	11,128,871	—	—	11,128,871
Hedge Fund	22,009,984	—	—	—	22,009,984
Short-Term Investment	—	1,762,977	—	—	1,762,977
Total Investments	$92,416,168	$31,239,120	$40,966,839	$—	$164,622,127
Liabilities*
Investments:	Practical Expedient(1)	Level 1	Level 2	Level 3	Total
Exchange Traded Fund Sold Short	$—	$(500,500)	$—	$—	$(500,500)
Common Stocks	—	(2,771,530)	—	—	(2,771,530)
Total Investments	$—	$(3,272,030)	$—	$—	$(3,272,030)

There were no Level 3 securities held during the year nor any transfers into or out of Level 3 of the fair value hierarchy.

1      Certain investments that are measured at fair value using the NAV per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

*     Refer to the Schedule of Investments for industry classifications.

Destra Multi-Alternative Fund
Notes to Financial Statements
February 29, 2020 (continued)

The following is the fair value measurement of investments that are measured at NAV per Share (or its equivalent) as a practical expedient:

Security Description	Investment Category	Value	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
AIM Infrastructure MLP Fund II, LP.	Private Investment Fund(1)	$4,791,109	$1,166,250	Subject to advisor approval	n/a
Arboretum Core Asset Fund, L.P.	Private Investment Fund(1)	2,553,010	7,500,000	Annually	30 Days
Canyon CLO Fund II L.P.	Private Investment Fund(1)	3,714,352	6,500,000	Subject to advisor approval	n/a
Cion Investment Corp.	Non-Listed BDC(2)	955,984	—	Quarterly	30 Days
Clarion Lion Industrial Trust	REIT(3)	12,610,111	—	Quarterly	90 Days
Clarion Lion Properties Fund	Private Investment Fund(1)	6,936,161	—	Quarterly	90 Days
Collins Master Access Fund, LLC	Hedge Fund(4)	22,009,984	—	Subject to advisor approval	30 – 60 Days
Levine Leichtman Capital Partners VI, LP	Private Investment Fund(1)	3,493,152	6,844,391	Subject to advisor approval	n/a
Longley Partners Ventures, L.P.	Private Investment Fund(1)	4,692,178	5,307,822	Subject to advisor approval	n/a
Mosaic Real Estate Credit, LLC	Private Investment Fund(1)	10,321,032	—	Subject to advisor approval	Annual with 90 Days
Ovation Alternative Income Fund	Private Investment Fund(1)	7,466,888	—	Quarterly	180 Days
Preservation REIT 1, Inc.	REIT(3)	6,868,058	527,000	Subject to advisor approval	n/a
Stepstone Capital Partners IV, L.P.	Private Investment Fund(1)	6,004,149	4,628,799	Subject to advisor approval	n/a
Total		$92,416,168	$32,474,262

The following describes the investment strategies of the practical expedient investments that are held in the Fund as of February 29, 2020:

1      Private Investment Fund investing generally consists of private partnerships which directly invest in various strategies to generate capital appreciation and/or income yield. These strategies may span across the capital stack and may include Private Equity, Private Credit, Venture Capital, Collateralized Loan Obligations, Asset-Backed Securities, Master Limited Partners and Direct Real Estate.

2      Non-Listed BDC investing seeks to generate current income by investing primarily in senior secured, second lien, and mezzanine loans of private and thinly traded U.S. middle market companies.

3      Private REIT investing generally consists of REITs that invest alongside private partnerships which aim to acquire, develop, and manage a diversified portfolio of real estate assets to generate income yield with long-term capital growth.

4      Hedge Fund investing consists of pooled fund of funds that seek to generate active returns by employing investment practices such as leverage, short-selling, hedging, and derivatives across varying strategies. The various hedge fund strategies may include Long/Short, Relative Value, Hedged Equity, Arbitrage, Activist/Desressed, and Credit/Event Driven.

Exchange Traded Funds — The Fund may invest in exchange traded funds (“ETFs”). Most ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed (or managed) portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although the lack of liquidity in an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Restricted securities — Restricted securities are securities that may be resold only upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board. The restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, the fair value as determined in good faith using methods approved by the Board.

Destra Multi-Alternative Fund
Notes to Financial Statements
February 29, 2020 (continued)

Additional information on each restricted investment held by the Fund at February 29, 2020 is as follows:

Security Description	Acquisition Date	Cost	Value	% of Net Assets
AIM Infrastructure MLP Fund II, LP.	3/12/2014	$6,333,750	$4,791,109	3.7%
Arboretum Core Asset Fund, L.P.	8/2/2018	2,500,000	2,553,010	2.0%
Canyon CLO Fund II L.P.	2/25/2019	3,500,000	3,714,352	2.9%
Cion Investment Corp.	4/21/2014	1,121,828	955,984	0.7%
Clarion Lion Industrial Trust	6/29/2015	7,824,590	12,610,111	9.7%
Clarion Lion Properties Fund	4/1/2014	4,836,089	6,936,161	5.3%
Collins Master Access Fund Ltd.	6/2/2015	18,613,900	22,009,984	16.9%
GreenAcreage Real Estate Corp.	8/7/2019	5,500,000	5,500,000	4.2%
Healthcare Trust, Inc.	3/30/2012	4,637,520	4,478,059	3.4%
Hospitality Investor Trust, Inc.	2/17/2015	9,236,371	3,447,843	2.7%
Levine Leichtman Capital Partners VI, LP	11/22/2017	3,324,685	3,493,152	2.7%
Longley Partners Ventures, L.P.	2/28/2020	4,692,178	4,692,178	3.6%
Mosaic Real Estate Credit, LLC	7/6/2017	9,999,997	10,321,032	7.9%
N1 Liquidating Trust	1/31/2018	650,416	183,443	0.1%
NorthStar Healthcare Income, Inc.	3/29/2012	7,373,480	6,672,169	5.1%
Ovation Alternative Income Fund	7/25/2014	7,500,000	7,466,888	5.7%
Owl Rock Capital Corp.	9/1/2017	9,099,085	9,071,826	7.0%
Preservation REIT 1, Inc.	10/22/2019	5,079,538	6,868,058	5.3%
Steadfast Income REIT, Inc.	4/12/2012	2,067,525	3,525,325	2.7%
Stepstone Capital Partners IV, L.P.	7/30/2018	5,371,201	6,004,149	4.6%
Treehouse Real Estate Investment Trust, Inc.	12/31/2018	14,893,670	17,160,000	13.2%
Total		$134,155,823	$142,454,833

Options — The Fund may purchase put and call options on currencies or securities. A put option gives the purchaser the right to compel the writer of the option to purchase from the option holder an underlying currency or security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying currency or security covered by the option or its equivalent from the writer of the option at the stated exercise price.

As a holder of a put option, the Fund will have the right to sell the currencies or securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the currencies or securities underlying the option, in each case at their exercise price at any time prior to the option’s expiration date. The Fund may seek to terminate its option positions prior to their expiration by entering into closing transactions. The ability of the Fund to enter into a closing sale transaction depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires. The Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. In such a case, the Fund will realize a profit or loss if the amount paid to purchase an option is less or more than the amount received from the sale of the option

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities on which the option is based. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

Destra Multi-Alternative Fund
Notes to Financial Statements
February 29, 2020 (continued)

Security Transactions and Investment Income — Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund’s investments in real estate investment trusts (“REITs”) are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to the Fund after the end of the calendar year. Estimates are based on the most recent REIT distribution information available.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended February 29, 2016 to February 28, 2019, or expected to be taken in the Fund’s February 28, 2020 year-end tax return. The Fund identifies its major tax jurisdiction as U.S. Federal. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended February 29, 2020, the Fund did not incur any interest or penalties.

Distributions to Shareholders — Distributions from investment income are declared and paid monthly. Distributions from net realized capital gains, if any, are declared and paid annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

Indemnification — The Fund indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

3. Investment Management and Other Agreements

The Fund has entered into an investment management agreement (the “Investment Management Agreement”) with the Adviser. Subject to the oversight of the Fund’s Board, the Adviser is responsible for managing the Fund’s business affairs and providing day-to-day administrative services to the Fund either directly or through others selected by it for the Fund.

Under the Investment Management Agreement, the Adviser is entitled to a management fee, calculated and payable monthly in arrears, at an annual rate of 1.35% of the Fund’s average daily net assets during such period (the “Management Fee”). For the year ended February 29, 2020, the Adviser earned a Management Fee of $1,953,381. As of the year ended February 29, 2020, the Adviser was owed $75,241 in Management Fees, included in Management Fees Payable on the Statement of Assets and Liabilities.

The Fund and Adviser have entered into an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with the Sub-Adviser. Under the Sub-Advisory Agreement, the Sub-Adviser will receive a sub-advisory fee (the “Sub-Adviser Fee”, payable by the Adviser, not the Fund) at an annual rate equal to 50% of the net Management Fees received by the Adviser after any fee waivers and shared expenses between the Adviser and the Sub-Adviser, subject to a maximum of 0.675% of the Fund’s average daily net assets at month end.

Pursuant to a written contract (the “Expense Limitation Agreement”), the Adviser has agreed, at least until November 30, 2020, to waive a portion of its Management Fee fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expenses on securities sold short), fees and expenses associated with investments in other collective investment vehicles or derivative

Destra Multi-Alternative Fund
Notes to Financial Statements
February 29, 2020 (continued)

instruments (including, for example, option and swap fees and expenses), taxes or extraordinary expenses, such as litigation expenses), do not exceed the following amounts per annum of the average daily net assets of each class of shares:

Class A	Class C	Class I	Class T
1.95%	2.70%	1.70%	2.45%

These amounts will herein be referred to as the “expense limitations.”

Any waiver or reimbursement by the Adviser under the Expense Limitation Agreement is subject to repayment by the Fund within three years from the date the Adviser waived any payment or reimbursed any expense, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of waiver or the current expense limitation and the repayment is approved by the Board. The Adviser may not terminate the Expense Limitation Agreement during the initial term. After the initial term, either the Board or the Adviser may terminate the Expense Limitation Agreement upon 60 days’ written notice. For the year ended February 29, 2020, the Adviser waived Management Fees of $592,247.

The following amounts are subject to recapture by the Adviser by the following dates:

2/28/2021	2/28/2022	2/28/2023
$386,639	$327,457	$592,247

Distributor — The Board has adopted, on behalf of the Fund, a Shareholder Servicing Plan under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. Under the Shareholder Servicing Plan, the Fund may pay 0.25% per year of its average daily net assets attributed to each of Class A, Class C and Class T shares for such services. For the year ended February 29, 2020, the Fund incurred shareholder servicing fees of $243,472, $35,801, and $11,412 for Class A, Class C and Class T shares, respectively. The Class C and Class T shares also pay to Destra Capital Investments, LLC (the “Distributor”) a distribution fee, payable under distribution plans adopted by the Board (“Distribution Plans”), for certain activities relating to the distribution of shares to investors and maintenance of shareholder accounts. These activities including marketing and other activities to support the distribution of the Class C and Class T shares. Under the Distribution Plans, the Fund pays 0.75% and 0.50% per year of its average daily net assets for such services for Class C and Class T shares, respectively. For the year ended February 29, 2020, the Fund incurred distribution fees of $107,404 and $22,823 for Class C and Class T shares, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. For the year ended February 29, 2020, the Distributor received $29,633 and $2,112 in underwriting commissions for sales of Class A and Class T shares, respectively, of which $3,873 and $0 were retained by the principal underwriter or other affiliated broker-dealers.

Affiliates — During the year ended February 29, 2020, Lucia Securities, LLC (“Lucia Securities”), a registered broker/dealer and an affiliate of the Sub-Adviser, executed trades on behalf of the Fund for which it received brokerage commissions of $2,794.

4. Investment Transactions

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended February 29, 2020, amounted to $63,788,843 and $99,138,067, respectively. The total securities sold short and covered amounted to $8,120,483 and $5,520,736, respectively.

5. Repurchase Offers / Shares of Beneficial Interest

Pursuant to Rule 23c-3 under the 1940 Act, on a quarterly basis, the Fund offers shareholders holding all classes of shares the option of redeeming shares at NAV. The Board determines the quarterly repurchase offer amount (“Repurchase Offer Amount”), which can be no less than 5% and no more than 25% of all shares of all classes outstanding on the repurchase request deadline. If shareholders tender more than the Repurchase Offer Amount, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of all outstanding shares of the Fund on the repurchase request deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of all outstanding shares on the repurchase request deadline, the Fund shall repurchase the shares tendered on a pro rata basis. There is no guarantee that a shareholder will be able to sell all of the shares tendered in a quarterly repurchase offer. Limited liquidity will be provided to shareholders only through the Fund’s quarterly repurchases.

Destra Multi-Alternative Fund
Notes to Financial Statements
February 29, 2020 (continued)

During the year ended February 29, 2020, the Fund had Repurchase Offers as follows:

Repurchase Offer Notice	Repurchase Request Deadline	Repurchase Offer Amount	% of Shares Repurchased	Number of Shares Repurchased
March 18, 2019	April 22, 2019	7%*	6.29%	720,484
June 17, 2019	July 18, 2019	5%	2.79%	305,210
September 18, 2019	October 22, 2019	5%	4.21%	452,953
December 18, 2019	January 22, 2020	5%	4.97%	518,923

*  The Fund is permitted to, but not required to, repurchase an additional 2% of all outstanding shares of the Fund.

6. Federal Income Taxes

At February 29, 2020, gross unrealized appreciation and (depreciation) of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$148,253,313
Gross unrealized appreciation	$24,776,059
Gross unrealized depreciation	(11,679,275)
Net unrealized appreciation(depreciation)	$13,096,784

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions. The cost includes the proceeds from securities sold short.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended February 29, 2020, permanent differences in book and tax accounting have been reclassified to Capital and Total Accumulated Earnings (Losses) as follows:

Capital	Accumulated Earnings (Losses)
$(141,216)	$141,216

As of February 29, 2020, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Accumulated capital and other losses	(5,903,134)
Unrealized appreciation/(depreciation) on investments	13,096,784
Total accumulated earnings	$7,193,650

The tax character of distributions paid during the fiscal years ended February 29, 2020 and February 28, 2019 were as follows:

	2020	2019
Distributions paid from:
Ordinary income	$793,494	$669,250
Return of Capital	7,802,001	9,468,481
Net long-term capital gains	—	—
Total distributions paid	$8,595,495	$10,137,731

Destra Multi-Alternative Fund
Notes to Financial Statements
February 29, 2020 (continued)

At February 29, 2020, the Fund had an accumulated non-expiring capital loss carryforward as follows:

Short-term	$5,521,190
Long-term	—
Total	$5,521,190

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryforward utilization in any given year may be subject to Internal Revenue Code limitations.

The fund utilized $4,043,477 of its capital loss carryforwards during the year ended February 29, 2020.

The Fund has $381,944 in Qualified late-year losses, which are deferred until fiscal year 2021 for tax purposes. Net late-year ordinary losses incurred after December 31 and within the taxable year and net late-year specified losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

7. Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates a presumption of control under Section 2(a)(9) of the 1940 Act. As of February 29, 2020, RBC, for the benefit of its customers, owned approximately 85% of the Fund.

8. Credit Facility

On January 16, 2018, the Fund entered into a secured, revolving line of credit facility with Barclays Bank PLC (the “Credit Facility”). Effective January 14, 2020, the Credit Agreement was extended for an additional one year term expiring on January 12, 2021. The Fund may borrow an amount up to the lesser of the Credit Facility maximum commitment financing of $30,000,000 or one-third of the value of its total assets. The interest rate on borrowings from the Credit Facility is equal to 1-month LIBOR plus 1.80% per annum. During the year ended February 29, 2020, the average principal balance and weighted average interest rate was approximately $24,808,000 and 3.92% per annum, respectively, and the maximum outstanding balance of the Credit Facility was $29,800,000. At February 29, 2020, the principal balance outstanding was $29,300,000 at an interest rate of 3.46% per annum.

Under the provisions of the 1940 Act, the Fund is permitted to issue senior securities, including debt securities and preferred stock, and borrow from banks or other financial institutions, provided that the Fund satisfies certain asset coverage requirements. With respect to senior securities representing indebtedness, such as the Credit Facility, the Fund is required to have asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Fund’s total assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Fund’s outstanding senior securities representing indebtedness. If the Fund’s asset coverage declines below 300%, the Fund would be prohibited under the 1940 Act from incurring additional debt or making certain distributions to its shareholders.

The following table summarizes the Fund’s asset coverage with respect to senior securities as of February 28, 2019, and as February 29, 2020:

	As of February 29, 2020(1)	As of February 28, 2019(1)
Senior securities, end of period (000’s)	$29,300	$23,800
Asset coverage, per $1,000 of senior security principal amount(2)	5,433	7,475
Asset coverage ratio of senior securities(2)	543%	747%

1     The Credit Facility represents the only senior security.

2     Represents value of total assets less all liabilities not represented by senior securities at the end of the period divided by senior securities outstanding at the end of the period.

Destra Multi-Alternative Fund
Notes to Financial Statements
February 29, 2020 (continued)

9. Other Derivative Information

The effects of derivative instruments on the Fund’s financial positions and financial performance are reflected in the Statement of Assets and Liabilities and Statement of Operations, and are presented in the tables below. The values of derivative instruments as of February 29, 2020 by risk category are as follows:

Derivative Assets (Liabilities)	Risk Category Equity Risk
Purchased Options Contracts	$—
Derivative Realized Gain (Loss)	Risk Category Equity Risk
Purchased Options Contracts	$(157,136)
Derivative Unrealized Appreciation (Depreciation)	Risk Category Equity Risk
Purchased Options Contracts	$—

10. Principal Risks

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.

Alternative Investment Funds (AIFs) Risk — AIFs are subject to management and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in AIFs and also may be higher than other funds that invest directly in stocks and bonds. Each AIF is subject to specific risks, depending on the nature of its investment strategy. The Fund may invest in private investment funds and/or hedge funds, which may pursue alternative investment strategies. Hedge funds often engage in speculative investment practices such as leverage, short-selling, arbitrage, hedging, derivatives, and other strategies that may increase investment loss.

BDC Risk — BDCs have little or no operating history and may carry risks similar to those of a private equity or venture capital fund. To the extent a BDC focuses its investments in a specific sector, the BDC will be susceptible to adverse conditions and economic or regulatory occurrences affecting the specific sector or industry group, which tends to increase volatility and result in higher risk.

Credit and Counterparty Risk — Credit Risk is the risk that an issuer of a security may be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability or willingness to make such payments. Credit risk may be heightened for the Fund because it will invest in below investment grade securities.

Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Interest Rate Risk — If interest rates increase, the value of the Fund’s investments generally will decline. Securities with longer maturities tend to produce higher yields, but are more sensitive to changes in interest rates and are subject to greater fluctuations in value.

Leverage Risk — The use of leverage, such as borrowing money to purchase securities, will cause the Fund to incur additional expenses and magnify the Fund’s gains or losses.

Liquidity Risk — The Fund may invest in securities that, at the time of investment are illiquid. The Fund may also invest in restricted securities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities.

Destra Multi-Alternative Fund
Notes to Financial Statements
February 29, 2020 (continued)

Real Estate Industry Trust (REIT) Concentration Risk — The Fund concentrates its investments in REITs and its portfolio may be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio.

Valuation Risk — Illiquid securities must be valued by the Fund using fair value procedures. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

Non-Diversified Risk — Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than diversified funds, changes in the market value of a single investment could cause greater fluctuations in Share price than would a diversified fund.

11. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The amendments in this ASU modify the disclosure requirements on fair value measurements in Topic 820. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Fund has adopted early.

12. Subsequent Events

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements. On March 31, 2020, the Fund paid distributions of $0.0592, $0.0569, $0.0603 and $0.0577 per share to shareholders of record on March 27, 2020 for Class A, Class C, Class I and Class T shares, respectively. The Fund completed a quarterly repurchase offer on April 22, 2020 which resulted in 4.97% of Fund shares being repurchased.

Certain impacts to public health conditions particular to the coronavirus (COVID-19) outbreak that occurred subsequent to year end may have a significant negative impact on the operations and profitability of the Funds’ investments. The extent of the impact to the financial performance of the Funds will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted.

Destra Multi-Alternative Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Destra Multi-Alternative Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Destra Multi-Alternative Fund (the “Fund”) as of February 29, 2020, the related statements of operations, cash flows, and changes in net assets for the year then ended, including the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2020, the results of its operations, cash flows, changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial statements and financial highlights for the years ended February 28, 2019, and prior, were audited by other auditors whose report dated April 26, 2019, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020, by correspondence with the custodian and underlying fund managers or by other appropriate auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditors of one or more investment companies advised by Destra Capital Advisors LLC since 2018.

COHEN & COMPANY, LTD.
Chicago, Illinois
May 5, 2020

Destra Multi-Alternative Fund
Additional Information
February 29, 2020 (Unaudited)

This report is sent to shareholders of the Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting — Information regarding how the Fund voted proxies for portfolio securities is available without charge and upon request by calling 844-9DESTRA (933-7872), or visiting Destra Capital Investments LLC’s website at http://www.destracapital.com or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Disclosure of Portfolio Holdings — The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q (or its successor form, N-PORT). The Fund’s Form N-Q (or its successor form, N-PORT) is available on the SEC website at www.sec.gov or by visiting Destra Capital Investments LLC’s website at http://destracapital.com.

Corporate Dividends Received Deduction

For the fiscal year ended February 29, 2020, 23.57% of the dividends to be paid from net investment income, including short-term capital gains qualifies for the dividends received deduction available to corporate shareholders of the Multi-Alternative Fund.

Qualified Dividend Income

Pursuant to Section 854 of the Internal Revenue Code of 1986, the Multi-Alternative Fund designates income dividends of 23.57% as qualified dividend income paid during the fiscal year ended February 29, 2020.

Distributable Cash Flow

The table below has been included to provide additional insight in regards to distribution coverage metrics for the Fund, particularly in regards to how to differentiate between the tax components of distributions and the actual non-GAAP cash flows received from the Fund’s underlying investments. One of the advantages that the Fund is able to provide to investors is the tax characterizations of distributions received. For example, a portion of distributions received from REITs and certain partnerships are often treated as a non-taxable return of capital as an inherent structural advantage of the underlying investments. This allows for the deferral of tax consequences on certain distributions. As such, from a tax characterization, these are considered a “return of capital” but are, in actuality, still a cash inflow source received from the underlying investments. The table is specifically designed to better inform investors of the distributable cash flows received, and the distribution coverage they represent. For example, as can be seen below, for the fiscal year ended February 29, 2020, only 79% of distributions were represented by gross income as defined by the Fund’s Statement of Operations (tax-basis), but when factoring in the tax adjustments attributable to underlying investments, these total distributions, dividends and interest represented 93% of gross distributions made by the Fund. The table also includes

Destra Multi-Alternative Fund
Additional Information
February 29, 2020 (Unaudited) (continued)

additional lines for coverage when factoring in total net fees and expenses, as well as net realized gains and losses. This information is supplemental, unaudited, and is not inclusive of required financial disclosures (such as total expense ratio), and should be read in conjunction with the Fund’s full financial statements.

	For the Year Ended February 29, 2020 (Unaudited)	For the Year Ended February 28, 2019 (Unaudited)
Gross Income Per Statement of Operations:	6,781,210	7,795,565
Tax Adjustments attributable to underlying investments(1):	1,242,275	2,921,531
Total Distributions, dividends and interest from underlying investments:	$8,023,485	$10,717,096
Distributions to Shareholders:	$(8,595,495)	$(10,137,731)
Gross Distribution Coverage Ratio:	93%	106%
Total net fees and expenses (breakdown)
Total Fees & Expenses:	$4,730,491	$4,545,568
Fees Waived (added back):	$(592,247)	$(327,457)
Total Net Fees & Expenses:	$4,138,244	$4,218,111
Net Distributable Income:	$3,885,241	$6,498,985
Distribution Coverage Ratio excluding Net Realized G/L:	45%	64%
Net Realized Gain/(Loss):	$8,024,130	$(11,716,308)
Distribution Coverage Ratio including Net Realized G/L:	139%	-51%

1    Tax adjustments attributable to REITs and other investments are adjustments to reflect the tax character of distributions received from underlying investments. Specifically, a portion of distributions received from REITs are often treated as non-taxable return of capital for book and tax purposes and distributions received from investments structured as partnerships are also treated as return of capital to the extent the distributions received exceed the income reported to the Fund on the Form K-1’s received from the underlying investments.

Destra Multi-Alternative Fund
Trustees and Officers Information
February 29, 2020 (Unaudited)

The management of the Fund, including general supervision of the duties performed for the Fund under the Investment Management Agreement, is the responsibility of the Board. The Board consists of four trustees, one of whom is an “Interested Person” (as the term “Interested Person” is defined in the 1940 Act) and three of whom are not Interested Persons (referred to herein as “Independent Trustees” and together with the Interested Person, the “Trustees”). None of the Independent Trustees has ever been a Trustee, or employee of, or consultant to, Destra Capital Advisors LLC or its affiliates. The identity of the Trustees and the Fund’s executive officers and biographical information as of February 29, 2020 is set forth below. The address for each Trustee is c/o Destra Multi-Alternative Fund, 444 West Lake Street, Suite 1700, Chicago, Illinois 60606. A Trustee’s term of office shall continue until his or her death, resignation or removal.

Name and Birth Year	Trustee Since	Principal Occupation(s) During the past 5 years	Number of Registered Investment Companies in Fund Complex Overseen by Trustee(1)	Other Directorships held by the Trustee during the past five years
Independent Trustees
John S. Emrich, CFA Birth year: 1967	2018	Mortgage Banker, The Mortgage Company (January 2018 to present); Financial Advisor (self-employed, consulting) (January 2018 to present); Private Investor (January 2011 to present); Member (June 2012 to present) and Manager (2013 to 2015), Iroquois Valley Farms LLC (a farmland finance company); Board Member, Clean Energy Credit Union (September 2017 to April 2019).	4	Meridian Fund, Inc. (registered investment company) (4 portfolios); StoneCastle Financial Corp. (registered investment company) (1 portfolio) March 2020 to present
Michael S. Erickson Birth year: 1952	2018	Private Investor, (August 2007 to present); Chief Operating Officer and Chief Financial Officer, Erickson Holding Corp. (a passive real estate holding company) (2003 to present); Chief Operating Office and Chief Financial Officer, McGee Island LLC (a real estate management company) (2015 to present).	4	Meridian Fund, Inc. (registered investment company) (4 portfolios)
Jeffery S. Murphy Birth year: 1966	2018	Retired (2014-present); Executive Manager, Affiliated Managers Group, Inc. (an asset manager) (1995-2014)	4	None
Interested Trustee
Nicholas Dalmaso,(2) Chairman Birth year: 1965	2018

General Counsel and Chief Compliance Officer of M1 Holdings LLC, 2014 to present; General Counsel and Chief Compliance Officer of M1 Finance LLC, 2014 to present; General Counsel and Chief Compliance Officer of M1 Advisory Services LLC, 2014 to present; Co-Chairman, General Counsel and Chief Operating Officer of Destra Capital Management LLC, 2010 to 2014; President, Chief Operating Officer and General Counsel, Destra Capital Advisors LLC, 2010 to 2014; President, Chief Operating Officer and General Counsel, Destra Capital Investments LLC, 2010 to 2014; Chief Executive Officer, Destra Investment Trust and Destra Investment Trust II, 2010 to 2014.

			4	None

1      The Fund Complex consists of the Fund, the Destra Flaherty & Crumrine Preferred and Income Fund and Destra Granahan Small Cap Advantage Fund, both a series of the Destra Investment Trust, the Destra International & Event-Driven Credit Fund, and the Destra Exchange-Traded Fund Trust, of which there is currently no active series.

2      Mr. Dalmaso is an “Interested Person” of the Fund, as defined in the 1940 Act, by reason of his position with Destra Capital Management LLC and its subsidiaries.

Destra Multi-Alternative Fund
Trustees and Officers Information
February 29, 2020 (Unaudited) (continued)

The following persons serve as the Fund’s executive officers in the following capacities:

Name and Birth Year	Position(s) Held with the Fund	Principal Occupation(s) During the past 5 years
Robert Watson Birth year: 1965	President since 2018	Head of Investments, Product & Marketing, Destra Capital Investments, LLC, President, Destra Capital Advisors, LLC.
Derek Mullins Birth year: 1973	Chief Financial Officer and Treasurer since 2018

Managing Partner, PINE Advisor Solutions (since 2018); Previously, Director of Operations, ArrowMark Partners (2009-2018); Chief Financial Officer (Principal Financial Officer) and Treasurer, Meridian Fund, Inc. (2013-2018).

Jane Hong Shissler Birth year: 1972	Chief Compliance Officer and Secretary since 2018	General Counsel, Destra Capital Management LLC, Destra Capital Investments LLC and Destra Capital Advisors LLC; Partner (2012-2015), Chapman and Cutler LLP.

The address for each executive officer is c/o Destra Multi-Alternative Fund, 444 West Lake Street, Suite 1700, Chicago, Illinois 60606.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available without charge and upon request by calling 844-9DESTRA (933-7872), or visiting Destra Capital Investments LLC’s website at www.destracapital.com.

Destra Multi-Alternative Fund
Fund Information

Board of Trustees	Officers	Investment Adviser
John S. Emrich	Robert Watson	Destra Capital Advisors LLC
Michael S. Erickson	President	Chicago, IL
Jeffery S. Murphy
Nicholas Dalmaso*	Derek Mullins	Sub-Adviser
	Chief Financial Officer and Treasurer	Pinhook Capital, LLC
San Diego, California
Jane Hong Shissler
	Chief Compliance Officer and Secretary	Distributor
* “Interested Person” of the Fund, as		Destra Capital Investments LLC
defined in the Investment Company		Chicago, IL
Act of 1940, as amended.
Administrator, Accounting Agent,
and Transfer Agent
UMB Fund Services Inc.
Milwaukee, WI

Custodian
UMB Bank, n.a.
Kansas City, MO

Legal Counsel
Faegre Drinker Biddle & Reath LLP
Philadelphia, PA

Independent Registered Public Accounting Firm
Cohen & Company, Ltd
Chicago, IL

This report has been prepared for the general information of the shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. The Fund’s prospectus contains more complete information about the objectives, policies, expenses and risks of the Fund. The Fund is not a bank deposit, not FDIC insured and may lose value. Please read the prospectus carefully before investing or sending money.

This report contains certain forward looking statements which are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Forward looking statements generally include words such as ‘‘believes,’’ ‘‘expects,’’ ‘‘anticipates’’ and other words of similar import. Such risks and uncertainties include, among other things, the Risk Factors noted in the Fund’s filings with the Securities and Exchange Commission. The Fund undertakes no obligation to update any forward looking statement.

Privacy Principles of the Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Destra Capital Advisors LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of the Fund?

• If your shares are held in a Brokerage Account, contact your respective Broker.

Item 2. Code of Ethics.

The Registrant has a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. During the period covered by this report, there were no amendments to the provisions of the Code, nor were there any implicit or explicit waivers to the provisions of the Code. The Code is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has one audit committee financial expert serving on its audit committee, whom is “independent” within the meaning of Form N-CSR: Mr. Jeff Murphy. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

The aggregate fees for professional services by Cohen & Company, Ltd. during the fiscal year 2020 and Deloitte & Touche LLP during the fiscal year 2019 were as follows:

(a) Audit Fees for Registrant.

Fiscal year ended February 29, 2020	$48,000
Fiscal year ended February 28, 2019	$61,200

(b) Audit-Related Fees for Registrant. These are fees by the Registrant’s independent auditors for assurance and related services that were reasonably related to the performance of the audit of the Registrant’s financial statements that are not reported under “Audit Fees”. These fees include amounts related to Form N-17f-2 filings.

Fiscal year ended February 29, 2020	None
Fiscal year ended February 28, 2019	None

(c) Tax Fees for Registrant. These are fees for professional services rendered by the Registrant’s independent auditors for tax compliance, tax advice, and tax planning. These fees include federal, excise and state tax reviews; performed by Cohen & Company, Ltd.

Fiscal year ended February 29, 2020	$12,469
Fiscal year ended February 28, 2019	$9,180

(d) All Other Fees.

Fiscal year ended February 29, 2020	None
Fiscal year ended February 28, 2019	None

(e) Audit Committee’s pre-approval policies and procedures.

(1) The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant with respect to any engagement that directly relates to the operations and financial reporting of the Registrant.

(2) None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None.

(g) None.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

These policies of the Adviser are included as Appendix A.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) and Description of Role of Portfolio Manager(s)

Aaron Rosen, CFA

Mr. Rosen is the Fund’s Co-Portfolio Manager and serves as the Sub-Adviser’s Senior Vice President. Mr. Rosen has been employed by the Sub-Adviser since November 2014, has served the Fund as Co-Portfolio Manager since October 2017, and is responsible for portfolio management and security selection, as well as due diligence, research, valuation, and sourcing of investments. Mr. Rosen also served as the Assistant Portfolio Manager for the Fund from January 2016 until October 2017, and Director of Due Diligence for Lucia Securities, LLC and held that role from November 2014 to September 2016. Prior to joining the Sub-Adviser, Mr. Rosen served as Senior Alternative Investment Analyst for AIG Advisor Group, focusing specifically on illiquid alternatives. Before that, Mr. Rosen served as the Senior Analyst for Irongate Capital Management, LLC, where he provided an extensive range of investment management services, including research and allocation decisions on investments for a family office. Mr. Rosen graduated magna cum laude from Honors Program of Boston University with a BSBA in Finance and a minor in Economics. He holds the Series 7, 63 and 66 licenses, and he holds the Chartered Financial Analyst (CFA) designation from the CFA Institute. Mr. Rosen was elected to the 2017-2020 Editorial Advisory Board of Real Assets Adviser magazine, and is a member of Mensa.

Mark C. Scalzo

Mr. Scalzo, Chief Investment Officer of the Sub-Adviser, is the Fund’s Co-Portfolio Manager. Mr. Scalzo has been employed by the Sub-Adviser since June 2014, has served the Fund since March 1, 2015 and is responsible for investment management, investment strategy creation, and research communications. Mr. Scalzo is also a Registered Principal of Lucia Securities, LLC, a registered broker-dealer and member of FINRA/SIPC (“Lucia Securities”), as well as serving since November 2012 as Chief Investment Officer for, and a Managing Partner of, Validus Growth Investors, LLC, a registered investment adviser. Prior to joining the Sub-Adviser, Mr. Scalzo was Executive Vice President, Co-Portfolio Manager and Director of Research, from November 2008 to October 2012, for Aletheia Research & Management. Before that, he served as Group Vice President, Mergers & Acquisitions, for Fisher Asset Management, LLC, a registered investment adviser. Mr. Scalzo graduated cum laude from The Wharton School at the University of Pennsylvania with a B.S. in Economics. He holds the Series 65 (Investment Advisor Representative) license with Validus Growth Investors, LLC and Pinhook Capital, LLC and FINRA Series 7, 24 and 79 licenses with Lucia Securities.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

As of February 29, 2020, Aaron Rosen was responsible for the management of the following types of accounts in addition to the Fund:

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$321,340,153	0	$0

As of February 29, 2020, Mark Scalzo was responsible for the management of the following types of accounts in addition to the Fund:

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	11	$385,760,734	0	$0

Because the Mr. Scalzo manages assets for other accounts (including institutional clients and certain high net worth individuals) (collectively "Client Accounts"), or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example, the Advisor may, directly or indirectly, receive fees from Client Accounts that are higher than the fee it receives from the Advisor to the Fund, or it may, directly or indirectly, receive a performance-based fee on a Client Account. In those instances, the portfolio manager may have an incentive to not favor the Fund over the Client Accounts. The Advisor has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

(a)(3) Compensation Structure of Portfolio Manager(s)

Aaron Rosen and Mark Scalzo are compensated through a salary.

(a)(4) Disclosure of Securities Ownership

As of February 29, 2020, the Portfolio Managers’ ownership of the Fund was as follows:

Portfolio Managers	Dollar Range of Shares Owned
Aaron Rosen	$0
Mark C. Scalzo	$0

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

There were no purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is (i) accumulated and communicated to the investment company’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics that is subject to Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a), Section 302 are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b), Section 906 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Destra Multi-Alternative Fund

By (Signature and Title)

/s/ Robert Watson
Robert Watson
(Principal Executive Officer)

Date	5/11/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Robert Watson
Robert Watson
(Principal Executive Officer)

Date	5/11/20

By (Signature and Title)

/s/ Derek Mullins
Derek Mullins, Chief Financial Officer
(Principal Financial Officer)

Date	5/11/20

Appendix A

Destra Multi-Alternative Fund (the “Fund”)

Proxy Voting Policies and Procedures

Pursuant to rules established by the SEC under the 1940 Act, the Board has adopted formal, written guidelines for proxy voting. The Board oversees voting policies and decisions for each Fund.

The Fund exercises its proxy voting rights with regard to the companies in the Fund's investment portfolio, with the goals of maximizing the value of the Fund's investments, promoting accountability of a company's management and board of directors to its shareholders, aligning the interests of management with those of shareholders, and increasing transparency of a company's business and operations.

In general, the Board believes that the Sub-Adviser, which select the individual companies that are part of the Fund's portfolio, are the most knowledgeable and best suited to make decisions about proxy votes. Therefore, the Board defers to and relies on the Sub-Adviser to make decisions on casting proxy votes. The Adviser oversees the proxy voting policies and procedures and works with each Sub-Adviser to implement the policy.

Form N-PX/Annual Report of Proxy Voting Record

Form N-PX is used by investment companies to file reports with the SEC containing their proxy voting record for the most recent 12-month period ended June 30. Form N-PX must be filed not later than August 31 of each year. The following information must be collected for the Trust separately for each Fund in order to complete and file Form N-PX:

•	The name of the issuer of the Fund security;
•	The exchange ticker symbol of the Fund security;
•	The CUSIP number (may be omitted if it is not available through reasonably practicable means);
•	The shareholder meeting date;
•	A brief description of the matter voted on;
•	Whether the matter was proposed by the issuer or the security holder;
•	Whether the Fund cast its vote on the matter;
•	How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors)
•	Whether the Fund cast its vote for or against management

Compliance Process:

•	Destra has engaged Glass Lewis to record proxy votes elected by the Sub-Adviser
•	At the time a Fund manager votes proxies on behalf of a Fund, the Fund manager shall record the vote via Glass Lewis.
•	The Fund manager shall grant access to the CCO with respect to all proxy voting records.
•	At least 30 days prior to August 31, the CCO shall review appropriate proxy voting records as obtained by Glass Lewis or the Sub-Adviser.
•	The CCO or his/her designee shall compile all proxy voting records for the 12-month period ended June 30 and complete Form N-PX.
•	The completed Form N-PX shall be sent to the Administrator, who shall file Form N-PX with the SEC by August 30 of each year.